Commitments and Contingencies	6 Months Ended
Jun. 30, 2016
Commitments and Contingencies [Abstract]
Commitments and Contingencies

10.Commitments and Contingencies

As at June 30, 2016, the Company had under construction eight aframax tankers, two LR1 product tankers, one shuttle tanker, one VLCC tanker and one LNG carrier. The total contracted amount remaining to be paid for the thirteen vessels under construction, plus the extra costs agreed as at June 30, 2016 was $573,413 from July to December 2016, $347,819, and $225,594 in 2017.

At June 30, 2016, there is a prepaid amount of $1,650 under an old shipbuilding contract which was terminated in 2014, which will be used against the contract price of future new buildings currently being discussed between the Company and the shipyard.

In the ordinary course of the shipping business, various claims and losses may arise from disputes with charterers, agents and other suppliers relating to the operations of the Company’s vessels. Management believes that all such matters are either adequately covered by insurance or are not expected to have a material adverse effect on the Company’s results from operations or financial condition.

Charters-out

The future minimum revenues of vessels in operation at June 30, 2016, before reduction for brokerage commissions, expected to be recognized on non-cancelable time charters are as follows:

Period/Year	Amount
July to December 2016	123,892
2017	264,377
2018	190,109
2019	156,680
2020 to 2030	650,816

Minimum charter payments	1,385,874

These amounts do not assume any off-hire.